Exhibit 99.1

         Hudson United Bancorp Reports EPS of $0.73 Per Share
                    for the Fourth Quarter of 2004

    MAHWAH, N.J.--(BUSINESS WIRE)--Jan. 25, 2005--Executive Overview--Hudson United Bancorp ("the Company") (NYSE: HU) today reported net income of $32.9 million, or $0.73 per diluted share, for the quarter ended December 31, 2004. This represents a 35.2% increase in diluted EPS compared to the EPS of $0.54 per diluted share that the Company reported in the fourth quarter of 2003. Fourth quarter results include certain items, including income taxes at the statutory rate. The Company realized net security losses including charges for impairment of securities of $7.5 million ($4.9 million after tax), contract modification and settlement charges of $4.7 million ($5.1 million after tax), gains on sales of a building and the merchant processing business of $8.8 million ($5.7 million after tax) and a zero provision for loan and lease losses.
    The Company is aware of eleven brokerage firms that have published preliminary EPS estimates for Hudson United for 2005. These eleven estimates range from a low of $3.00 per diluted share to a high of $3.12 per diluted share with a consensus estimate of $3.06. The Company expresses comfort with a 2005 earnings estimate of $3.00 to $3.10 per share. The eleven published EPS estimates for 2005 are based upon varying assumptions that the brokerage firms make about the Company. The Company is not expressing comfort with any of the varying assumptions that the brokerage firms make for any of these eleven published EPS estimates. The Company does not undertake any continuing obligation to update its comfort on published EPS estimates.
    The Company's return on average equity was 25.12% and return on average assets was 1.45% for the fourth quarter of 2004. The net interest margin was 3.82% for the fourth quarter of 2004.
    For the fourth quarter of 2003 the Company's return on average equity was 21.40%, its return on average assets was 1.21%. The net interest margin was 4.05%.
    The Company's fully diluted EPS of $2.85 per diluted share for the year ended December 31, 2004 represents a 14% increase in diluted EPS compared to the EPS of $2.50 per diluted share that the Company reported for the year 2003. The Company's return on average equity was 26.04% and return on average assets was 1.49% for the year 2004. The net interest margin was 4.00%.
    For the year ended December 31, 2003, the Company's return on average equity was 25.67% and return on average assets was 1.41%. The net interest margin was 4.12%.
    "We are pleased to report a 14% increase in diluted earnings per share for the year of 2004." said Kenneth T. Neilson, Chairman, President and CEO. "We continue to show a steady trend of growth in commercial loans, commercial mortgage and credit card receivables. The growth in these higher yielding assets allowed us to achieve the double digit growth rate in earnings."

    Results of Operations for Quarter End and Year to Dated December
31, 2004

    Net interest income for the fourth quarter of 2004 was $79.6 million and the net interest margin was 3.82%. Net interest income for the fourth quarter of 2003 was $75.1 million and the net interest margin was 4.05%. Net interest income increased by $4.5 million in the fourth quarter of 2004 compared to the comparable fourth quarter of 2003. The increase in net interest income in the fourth quarter of 2004 compared to the fourth quarter in 2003 was due primarily to an increase in average earning assets. Net interest margin was reduced by the sale of certain higher yielding investment securities, an increase in the investment portfolio and increased borrowings.
    Net interest income for the year ended 2004 was $315.7 million and the net interest margin was 4.00%. Net interest income for the year ended 2003 was $299.3 million and the net interest margin was 4.12%. Net interest income increased by $16.4 million in 2004 compared to 2003. The increase in net interest income in 2004 compared to the comparable period in 2003 was due primarily to lower interest expense on deposits. This was offset in part by yields on new loans being originated in a lower interest rate environment. Interest income on securities increased in 2004 compared to 2003 due to an increase in the average volume being partially offset by a decline in average yield.
    The provision for loan and lease losses was zero for the fourth quarter of 2004 and $5.5 million for the fourth quarter of 2003. The decrease in 2004 over 2003 was primarily due to a 50 basis point sustained reduction in the net loan losses for the Company's consumer loan portfolio and lower levels of nonperforming loans and lower net charge-offs in 2004 as compared to 2003. Net charge offs for the fourth quarter of 2004 were $5.5 million compared to $5.3 million for the fourth quarter of 2003.
    The provision for loan and lease losses was $14.9 million for the year ended 2004 and $26.0 million for the comparable period of 2003. The decrease in 2004 over 2003 was due to lower levels of nonperforming loans, lower charge-offs and the above mentioned reduction in net loan losses for the Company's consumer loan portfolio Net charge offs for the year ended 2004 were $21.2 million compared to $25.1 million for the year ended 2003.
    Noninterest income was $37.3 million in the fourth quarter of 2004 and $41.1 million in the fourth quarter of 2003. Noninterest income for the fourth quarter of 2004 decreased by $3.8 million, or 9.2%, compared to the fourth quarter of 2003. The decrease in noninterest income in the fourth quarter of 2004 compared to 2003 was due mainly to net security losses resulting from impairment charges. As of December 31, 2004, certain securities were assessed as having additional impairments of $9.6 million that were other than temporary. The increase in other income results from the sale of a building and the merchant services business totaling $8.8 million.
    Noninterest income was $156.3 million in the year ended 2004 and $133.0 million in the year ended 2003. Noninterest income for the year ended 2004 increased by $23.3 million, or 17.5%, compared to the year ended 2003. The increase in noninterest income in 2004 compared to 2003 was due mainly to a full year of normal income associated with the Company's landfill gas operations and the one time cash settlement related to bankruptcy claims in the amount of $4.7 million in the second quarter of 2004. Increases in credit card income and loan fees were offset in part by decreases in retail service fees and reduced trading asset gains.
    Noninterest expense was $71.5 million for the fourth quarter of 2004 compared to $79.6 million for the fourth quarter of 2003. The decrease in noninterest expense in the fourth quarter of 2004 compared to the fourth quarter of 2003 is due mainly to the CBC correspondent bank settlement charges and related expense of exiting the correspondent banking business included in the fourth quarter of 2003.
    Noninterest expense was $283.7 million for the year ended 2004 compared to $256.3 million for the year ended 2003. The increase in noninterest expense in the year of 2004 compared to the year of 2003 was due to contract modification and settlement charges, severance, retirement and early vesting of certain benefits together with, the Company's third quarter modification of its data processing and item processing contracts, expense from landfill gas investments, which were owned for the full year 2004.
    The Company's pretax income for the fourth quarter of 2004 was $45.5 million, an increase of $14.4 million, or 46.4%, compared to the fourth quarter of 2003. The Company's provision for income taxes was $12.6 million for the quarter ended December 31, 2004 compared to $6.6 million for the fourth quarter of 2003.
    The Company's pretax income for the year ended 2004 was $173.4 million, an increase of $23.4 million, or 15.6%, compared to the year ended 2003. The Company's provision for income taxes was $45.3 million for the year ended 2004. The Company's provision for income taxes for the year ended 2003 was $37.7 million.

    Nonperforming Loans and Leases, and Asset Quality

    Nonperforming loans and leases totaled $12.3 million at December 31, 2004. This was a decrease of $0.9 million, or 7.3%, compared to $13.2 million of nonperforming loans and leases as of December 31, 2003. Nonperforming loans and leases were 0.25% of total loans and leases at December 31, 2004, compared to 0.28% at December 31, 2003.
    Nonperforming assets were $27.9 million at December 31, 2004, up from $14.2 million at December 31, 2003. Nonperforming assets as a percent of loans, leases and foreclosed property was 0.58% at December 31, 2004 and 0.30% at December 31, 2003. Nonperforming assets at December 31, 2004 include a property with a carrying value of $13.3 million under a letter of intent to sell scheduled to close during the first quarter of 2005.
    The Allowance for loan and lease losses totaled $60.8 million at December 31, 2004 compared to $67.8 at December 31, 2003. It represented 496% of nonperforming loans and leases at December 31, 2004, compared to 513% at December 31, 2003. The Allowance as a percentage of total loans and leases was 1.26% at December 31, 2004 and 1.46% at December 31, 2003.

    Other Balance Sheet Data

    Loan and lease categories consisting of commercial and financial, commercial real estate, consumer, and credit card loans totaled $4.7 billion at December 31, 2004, compared to $4.5 billion at December 31, 2003. These four loan and lease categories are the areas of loans that the Company emphasizes. This is because they generally have more attractive yields, interest rate sensitivity, and maturity characteristics than single family first mortgage loans. These four loan and lease categories represented approximately 97% of loans and leases at December 31, 2004, compared to 96% at December 31, 2003. The loan to deposit ratio at December 31, 2004 and December 31, 2003 was approximately 76% and 75%, respectively.
    Residential mortgage loans, which are not an area of emphasis for the Company, were $126.8 million as of December 31, 2004, compared to $167.9 million at December 31, 2003.
    Total investment securities were $3.5 billion at December 31, 2004, compared to $2.7 billion at December 31, 2003. Investment securities increased in 2004 over prior periods due primarily to planned purchases associated with the growth of shareholders equity. Total assets were $9.1 billion at December 31, 2004, compared to $8.1 billion at December 31, 2003.
    Deposits other than time deposits were $4.5 billion at December 31, 2004 and $4.3 billion at December 31, 2003. Total deposits were $6.3 billion at December 31, 2004 and $6.2 billion at December 31, 2003.
    Total stockholders' equity was $531.7 million and book value per common share was $11.82 at December 31, 2004. All regulatory capital ratios exceed those necessary to be considered a well-capitalized institution.

    Share Repurchases and Cash Dividends

    The Company did not repurchase any shares in the fourth quarter of 2004. The Company repurchased a total of 14,980 shares in the year of 2004, at an average price of $37.48 per share. The total cash allocated for these repurchases was $0.6 million.
    Total shares outstanding at December 31, 2004 were 44.9 million shares, compared to 44.8 million shares at December 31, 2003.
    The Company paid cash dividends of $0.35 per share in the fourth quarter of 2004. Total cash dividends paid in the fourth quarter was $15.7 million. Dividends paid in 2004 year to date were $1.36 per share. Total cash dividends paid in 2004 year to date were $61.1 million.
    The Company is the multi-state bank holding company for the Bank, which has 204 offices in New Jersey, New York, Connecticut and Pennsylvania.
    This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "expect", "look", "believe", "anticipate", "consider", "may", "will", or similar statements or variations of such terms. Such forward- looking statements involve certain risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, unexpected changes in interest rates, deterioration in economic conditions, declines in deposit or a decline in loan volume trends, decline in levels of loan quality, change in the trends in loan loss provisions, the unexpected unavailability of tax credits, especially in the Company's Section 29 credits, and the unanticipated effects of legal, tax and regulatory provisions applicable to the Company including compliance with the regulatory order from the FDIC which the Company is under. The Company assumes no obligation for updating any such forward-looking statements at any time. Important information on other material factors or supplemental factors that could cause the Company's financial results to differ from the forward-looking statements also is included in the Company's public reports filed with the SEC, including in our Form 10-K for the year ending December 31, 2003.


                HUDSON UNITED BANCORP AND SUBSIDIARIES
             ---------------------------------------------
                      CONSOLIDATED BALANCE SHEETS


                                                Dec. 31,    Dec. 31,
(in thousands)                                   2004         2003
---------------------------------------------- ----------- ----------
ASSETS
Cash and due from banks                       $  161,878  $  272,636
Interest bearing due from banks                   99,028      41,358
                                               ----------  ----------
              TOTAL CASH AND CASH EQUIVALENTS $  260,906  $  313,994

Investment securities available for sale, at
 market value                                 $2,166,627  $2,706,185
($1,491,084 and $1,813,247 in market value
 pledged at December 31, 2004 and
 December 31, 2003  respectively)
Investment securities held to maturity,at
 cost; $1,364,900 market value                $1,372,228  $        -
($1,201,730 ,at cost pledged, at December 31,
 2004)

Trading Assets, market value                  $    1,477  $        -

Loans and leases:
     Commercial and financial                 $2,190,359  $2,137,499
     Commercial real estate mortgages          1,113,604     993,937
     Consumer                                    995,766   1,033,693
     Credit card                                 400,700     326,713
                                               ----------  ----------
         Sub-total                            $4,700,429  $4,491,842
     Residential mortgages                       126,775     167,913
                                               ----------  ----------
                   TOTAL LOANS AND LEASES     $4,827,204  $4,659,755
     Less: Allowance for loan and lease
      losses                                     (60,799)    (67,846)
                                               ----------  ----------
                   NET LOANS AND LEASES        $4,766,405  $4,591,909

Premises and equipment, net                      121,037     125,168
Core deposit and other intangibles, net of
 amortization                                     20,104      22,664
Goodwill                                          83,561      81,068
Investment in separate account bank owned
 life insurance                                  150,073     144,126
Other assets                                     136,644     115,544
                                               ----------  ----------
                   TOTAL ASSETS               $9,079,062  $8,100,658
                                               ==========  ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
     Noninterest bearing                      $1,355,624  $1,328,586
     NOW, money market, and savings            3,129,355   3,009,821
     Time deposits                             1,859,219   1,904,952
                                               ----------  ----------
                   TOTAL DEPOSITS             $6,344,198  $6,243,359
Repurchase agreements                            842,893     532,485
Other borrowings                                 879,530     388,734
                                               ----------  ----------
                   TOTAL BORROWINGS            1,722,423     921,219
Other liabilities                                255,607     238,117

Subordinated debt                                225,184     239,773
                                               ----------  ----------
                   TOTAL LIABILITIES           8,547,412   7,642,468
Stockholders' Equity:
     Common stock, no par value               $   92,788  $   92,788
     Additional paid-in capital                  310,102     311,310
     Retained earnings                           304,000     237,046
     Treasury stock, at cost                    (170,183)   (176,505)
     Effect of stock compensation plans           (1,359)     (3,899)
     Accumulated other comprehensive income
      (loss)                                      (3,698)     (2,550)
                                               ----------  ----------
                   TOTAL STOCKHOLDERS' EQUITY $  531,650  $  458,190
                                               ----------  ----------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $9,079,062  $8,100,658
                                               ==========  ==========



                HUDSON UNITED BANCORP AND SUBSIDIARIES
          --------------------------------------------------
                   CONSOLIDATED STATEMENTS OF INCOME


                                                   Three Months Ended
                                                         Dec. 31,
                                                   -------------------
(in thousands, except share data)                      2004     2003
---------------------------------------------------------------------
INTEREST AND FEE INCOME:
Loans and leases                                    $72,142  $65,962
Investment securities                                37,302   29,705
Other                                                   284      373
                                                   --------- --------
                 TOTAL INTEREST AND FEE INCOME     $109,728  $96,040
                                                   --------- --------
INTEREST EXPENSE:
Deposits                                            $14,826  $11,830
Borrowings                                            8,718    3,000
Subordinated and other debt                           6,541    6,106
                                                   --------- --------
                 TOTAL INTEREST EXPENSE             $30,085  $20,936
                                                   --------- --------
                 NET INTEREST INCOME                $79,643  $75,104

             PROVISION FOR  LOAN AND LEASE LOSSES,
              PORTFOLIO LOANS                             -    5,500
                                                   --------- --------
           NET INTEREST INCOME AFTER PROVISION FOR
            LOAN AND LEASE LOSSES                   $79,643  $69,604
                                                   --------- --------
NONINTEREST INCOME:
Retail service fees                                  $6,794   $9,639
Credit card fee income                                9,444    9,197
Loan Fees                                             5,821    3,321
ATM and debit card fees                               1,717    1,735
Separate bank owned life insurance income             1,459    2,154
Trust income                                            792      702
Income from Landfill Investments                      4,116    4,453
Other income                                         13,389    5,084
Securities gains (losses)                            (7,490)   4,784
Trading asset gains                                   1,279        -
                                                   --------- --------
                 TOTAL NONINTEREST INCOME           $37,321  $41,069
                                                   --------- --------
NONINTEREST EXPENSE:
Salaries and benefits                               $31,200  $29,765
Occupancy expense                                     7,873    7,527
Equipment expense                                     3,467    4,649
Outside services - data processing                    7,181    7,554
Outside services - other                              8,116    6,055
Amortization of intangibles                           1,222    1,152
Marketing expense                                     1,815    1,130
Deposit and other insurance                             494      575
Telephone expense                                     1,297    1,374
CBC correspondent bank settlement and related
 expense                                                183    7,421
Expense from Landfill Investments                     4,741    6,001
Other                                                 3,874    6,392
                                                   --------- --------
                 TOTAL NONINTEREST EXPENSE          $71,463  $79,595
                                                   --------- --------
                 INCOME BEFORE INCOME TAXES         $45,501  $31,078
PROVISION FOR INCOME TAXES                           12,597    6,596
                                                   --------- --------
                 NET INCOME                         $32,904  $24,482
                                                   ========= ========

NET INCOME PER COMMON SHARE:
Basic                                                 $0.73    $0.55
Diluted                                               $0.73    $0.54

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                                44,921   44,798
Diluted                                              45,110   44,974


                HUDSON UNITED BANCORP AND SUBSIDIARIES
           ------------------------------------------------
                   CONSOLIDATED STATEMENTS OF INCOME


                                                     Year to Date
                                                       Dec. 31,
                                                 ---------------------
(in thousands, except share data)                    2004        2003
------------------------------------------------- --------- ----------
INTEREST AND FEE INCOME:
Loans and leases                                 $274,251  $  271,691
Investment securities                             138,802     120,456
Other                                               1,381       1,982
                                                  --------  ----------
                   TOTAL INTEREST AND FEE INCOME $414,434  $  394,129
                                                  --------  ----------
INTEREST EXPENSE:
Deposits                                         $ 50,606  $   57,419
Borrowings                                         23,045      12,705
Subordinated and other debt                        25,131      24,747
                                                  --------  ----------
                   TOTAL INTEREST EXPENSE        $ 98,782  $   94,871
                                                  --------  ----------
                   NET INTEREST INCOME           $315,652  $  299,258

                   PROVISION FOR  LOAN AND LEASE
                    LOSSES, PORTFOLIO LOANS        14,850      26,000
                                                  --------  ----------
                   NET INTEREST INCOME AFTER
                    PROVISION FOR LOAN AND
                    LEASE LOSSES                 $300,802  $  273,258
                                                  --------  ----------
NONINTEREST INCOME:
Retail service fees                              $ 30,628  $   37,812
Credit card fee income                             31,553      28,672
Loan Fees                                          19,075      13,079
ATM and debit card fees                             6,947       7,330
Separate bank owned life insurance income           5,947       6,968
Trust income                                        3,141       2,599
Income from Landfill Investments                   26,052      11,169
Other income                                       22,818      18,854
Impairment on mortgage related servicing assets         -      (2,004)
Securities (losses) gains                           8,887       5,117
Trading asset gain                                  1,279       3,449
                                                  --------  ----------
                   TOTAL NONINTEREST INCOME      $156,327  $  133,045
                                                  --------  ----------
NONINTEREST EXPENSE:
Salaries and benefits                            $115,733  $  101,790
Occupancy expense                                  30,968      30,266
Equipment expense                                  16,404      18,533
Outside services - data processing                 33,255      29,654
Outside services - other                           27,296      23,725
Amortization of intangibles                         4,911       4,340
Marketing expense                                   6,888       3,295
Deposit and other insurance                         2,419       2,233
Telephone expense                                   5,536       5,850
Expense from Landfill Investments                  23,308      14,948
CBC Correspondent bank settlement and related
 expense                                            2,662       7,421
Other                                              14,326      14,240
                                                  --------  ----------
                   TOTAL NONINTEREST EXPENSE     $283,706  $  256,295
                                                  --------  ----------
                   INCOME BEFORE INCOME TAXES    $173,423  $  150,008
                   PROVISION FOR INCOME TAXES      45,340      37,687
                                                  --------  ----------
                   NET INCOME                    $128,083  $  112,321
                                                  ========  ==========

NET INCOME PER COMMON SHARE:
Basic                                            $   2.86  $     2.51
Diluted                                          $   2.85  $     2.50

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                              44,717      44,737
Diluted                                            44,944      44,897



 Supplemental Information
-------------------------
Hudson United Bancorp
($ in thousands)
                     1Q04       2Q04       3Q04       4Q04      Y-T-D
                 ---------- ---------- ---------- ---------- ---------
End of Period
----------------
Total Securities 2,667,362  3,506,055  3,301,000  3,540,332      NA
Total Assets     7,972,645  8,958,718  8,825,227  9,079,062      NA
Total Deposits   6,242,598  6,128,993  6,290,439  6,344,198      NA
Total
 Stockholders'
 Equity            492,751    478,170    516,925    531,650      NA
Shares
 Outstanding        44,826     44,948     44,954     44,983      NA

Average Balance Sheet
----------------
Commercial/
Consumer Loans   4,442,326  4,503,975  4,624,471  4,652,794  4,556,823
Residential Real
 Estate Mortgage   162,044    149,086    137,692    128,324    143,745
Total Loans and
 Leases          4,604,370  4,653,061  4,762,163  4,781,118  4,700,568
Other Earning
 Assets          2,851,895  3,199,375  3,489,497  3,622,694  3,292,315
Total Earning
 Assets          7,456,265  7,852,436  8,251,660  8,403,812  7,992,883
Total Assets     8,071,442  8,436,611  8,852,794  9,013,565  8,594,921
Noninterest
 Bearing
 Deposits        1,254,798  1,314,739  1,334,238  1,356,682  1,315,280
Interest Bearing
 Deposits        4,921,224  4,830,107  4,955,853  4,935,262  4,910,803
Common Equity      470,068    478,972    496,533    521,195    491,786

Loan Portfolio Composition
---------------------------
Commercial and
 Financial       2,126,354  2,208,139  2,231,299  2,190,359      NA
Commercial Real
 Estate Mortgage   989,182  1,041,677  1,089,828  1,113,604      NA
Consumer         1,032,885  1,049,631  1,027,347    995,766      NA
Credit Card        296,680    323,763    344,320    400,700      NA
     Sub-total   4,445,101  4,623,210  4,692,794  4,700,429      NA
Residential Real
 Estate Mortgage   156,981    140,571    132,671    126,775      NA
Total Loans and
 Leases          4,602,082  4,763,781  4,825,465  4,827,204      NA
Allowance for
 Losses             67,839     66,048     66,289     60,799      NA
Net Loans and
 Leases          4,534,243  4,697,733  4,759,176  4,766,405      NA

End of Period
----------------
Nonaccruing
 Loans              14,211     12,286     12,519     12,257      NA
Forclosed
 Property              769      2,144      2,111     15,618      NA
Total
 Nonperforming
 Assets             14,980     14,430     14,630     27,875      NA
90 Days Past Due
 & Accruing         13,989     13,516     15,934     14,439      NA
Net Charge Offs      5,607      5,846      4,259      5,490      NA
Intangible
 Assets            100,781     99,557     99,334    103,665      NA


($ in thousands)    1Q03       2Q03       3Q03       4Q03      Y-T-D
                 ---------- ---------- ---------- ---------- ---------
End of Period
----------------
Total Securities 2,938,287  2,955,047  2,937,860  2,706,185      NA
Total Assets     7,809,894  7,984,039  7,975,364  8,100,658      NA
Total Deposits   6,184,103  6,231,529  6,268,791  6,243,359      NA
Total
 Stockholders'
 Equity            428,077    454,252    457,720    458,190    NA
Total Shares
 Outstanding        44,546     44,758     44,793     44,799      NA

Average Balance Sheet
---------------------
Commercial/
Consumer Loans   4,009,151  4,046,966  4,129,256  4,263,574  4,112,982
Residential Real
 Estate Mortgage   257,472    234,447    210,162    180,689    220,453
Total Loans and
 Leases          4,266,623  4,281,413  4,339,418  4,444,263  4,333,435
Other Earning
 Assets          2,816,650  3,138,072  3,173,428  3,002,802  3,033,633
Total Earning
 Assets          7,083,273  7,419,485  7,512,846  7,447,065  7,367,068
Total Assets     7,681,301  7,976,962  8,081,105  8,045,908  7,945,700
Noninterest
 Bearing
 Deposits        1,242,933  1,265,760  1,292,808  1,295,963  1,274,562
Interest Bearing
 Deposits        4,881,873  4,860,333  4,941,595  4,836,357  4,880,084
Common Equity      427,279    440,576    428,020    453,886    437,487

Loan Portfolio Composition
---------------------------
Commercial and
 Financial       1,761,415  1,806,113  1,854,680  2,137,499      NA
Commercial Real
 Estate Mortgage   923,710    931,368    957,421    993,937      NA
Consumer         1,028,953  1,037,039  1,034,092  1,033,693      NA
Credit Card        306,526    322,088    332,826    326,713      NA
     Sub-total   4,020,604  4,096,608  4,179,019  4,491,842      NA
Residential Real
 Estate Mortgage   242,286    227,512    195,483    167,913      NA
Total Loans and
 Leases          4,262,890  4,324,120  4,374,502  4,659,755      NA
Allowance for
 Losses             71,888     67,151     67,664     67,846      NA
Net Loans and
 Leases          4,191,002  4,256,969  4,306,838  4,591,909      NA

End of Period
----------------
Nonaccruing
 Loans              15,240     14,660     15,961     13,217      NA
Restructured
 Loans                   0          0          0          0      NA
Other Real
 Estate              1,044      1,200      1,108        977      NA
Total
 Nonperforming
 Assets             16,284     15,860     17,069     14,194      NA
90 Days Past Due
 & Accruing         20,499     19,044     20,432     16,683      NA
Net Charge Offs      7,040      6,805      5,890      5,318      NA
Intangible
 Assets             99,101     98,495     97,418    103,732      NA



Supplemental Information
------------------------
Hudson United Bancorp
($ in thousands)       1Q04      2Q04      3Q04      4Q04      Y-T-D
                     --------- --------- --------- --------- ---------
Condensed Income
 Statement
---------------------
Interest Income        98,145   100,229   106,332   109,728   414,434
Interest Expense       20,254    22,132    26,311    30,085    98,782
Net Interest Income    77,891    78,097    80,021    79,643   315,652
Provision for
 Possible Loan and
 Lease Losses           5,600     4,750     4,500         0    14,850
Income from Landfill
 Investments            5,162    10,453     6,321     4,116    26,052
Total Non interest
 Income                35,563    39,092    44,351    37,321   156,327
Amortization of
 Intangibles Expense    1,244     1,223     1,222     1,222     4,911
Expense from Landfill
 Investments            5,882     7,497     5,188     4,741    23,308
Total Non interest
 Expense               66,569    69,790    75,884    71,463   283,706
Pre-tax Income         41,285    42,649    43,988    45,501   173,423
Provision for Income
 Taxes                 10,303    10,990    11,450    12,597    45,340
Net Income             30,982    31,659    32,538    32,904   128,083
Fully-taxable
 Equivalent
 Adjustment               946       934       922       957     3,759

Performance
---------------------
Return on Average
 Assets                  1.54%     1.51%     1.46%     1.45%     1.49%
Return on Average
 Equity                 26.51%    26.58%    26.07%    25.12%    26.04%
Basic Earnings Per
 Share               $   0.69  $   0.71  $   0.73  $   0.73  $   2.86
Diluted Earnings Per
 Share               $   0.69  $   0.70  $   0.72  $   0.73  $   2.85
Weighted Average
 Shares - Basic        44,808    44,651    44,700    44,921    44,717
Weighted Average
 Shares - Diluted      45,003    44,920    44,952    45,110    44,944
Net Interest Margin      4.25%     4.05%     3.90%     3.82%     4.00%

Capital Information
---------------------
Tier 1 Leverage Ratio(1) 6.86%     6.76%     6.75%     6.69%    NA
Tier 1 Risk-Based
 Capital (1)             9.63%     9.31%     9.77%     9.58%    NA
Total Risk-Based
 Capital (1)            14.56%    13.91%    14.26%    13.85%    NA
Common Equity        $492,751  $478,170  $516,925  $531,650     NA
Common Shares
 Outstanding           44,826    44,948    44,954    44,983     NA
Book Value Per Share
 (Common)            $  10.99  $  10.64  $  11.50  $  11.82     NA


($ in thousands)       1Q03      2Q03      3Q03      4Q03      Y-T-D
                     --------- --------- --------- --------- ---------
Condensed Income
 Statement
---------------------
Interest Income       102,410   101,365    94,314    96,040   394,129
Interest Expense       27,206    25,167    21,562    20,936    94,871
Net Interest Income    75,204    76,198    72,752    75,104   299,258
Provision for
 Possible Loan and
 Lease Losses           7,000     7,000     6,500     5,500    26,000
Income from Landfill
 Investments (2)            -     2,404     4,312     4,453    11,169
Total Noninterest
 Income                26,883    29,606    35,487    41,069   133,045
Net Revenue           102,087   105,804   108,239   116,173   432,303
OREO Expense              188        65       198        94       545
Amortization of
 Intangibles Expense    1,056     1,055     1,077     1,152     4,340
Expense from Landfill
 Investments (2)            -     3,598     5,349     6,001    14,948
Total Noninterest
 Expense               54,657    58,999    63,044    79,595   256,295
Pre-tax Income         40,430    39,805    38,695    31,078   150,008
Provision for Income
 Taxes                 12,129    10,670     8,292     6,596    37,687
Net Income             28,301    29,135    30,403    24,482   112,321
Fully-taxable
 Equivalent
 Adjustment             1,020     1,046     1,072       956     4,094

Performance
---------------------
Return on Average
 Assets                  1.49%     1.46%     1.49%     1.21%     1.41%
Return on Average
 Equity                 26.86%    26.52%    28.18%    21.40%    25.67%
Basic Earnings Per
 Share               $   0.63  $   0.65  $   0.68  $   0.55  $   2.51
Diluted Earnings Per
 Share               $   0.63  $   0.65  $   0.68  $   0.55  $   2.50
Weighted Average
 Shares - Basic        44,756    44,614    44,777    44,798    44,737
Weighted Average
 Shares - Diluted      44,966    44,829    44,994    44,974    44,892
Net Interest Margin      4.36%     4.18%     3.90%     4.05%     4.12%

Capital Information
---------------------
Tier 1 Leverage Ratio    5.83%     5.87%     6.04%     6.36%    NA
Tier 1 Risk-Based
 Capital                 8.14%     8.37%     8.72%     8.72%    NA
Total Risk-Based
 Capital                13.48%    13.58%    13.93%    13.67%    NA
Common Equity         428,077   454,252   457,720   458,190     NA
Common Shares
 Outstanding           44,546    44,758    44,793    44,799     NA
Book Value Per Share
 (Common)            $   9.61  $  10.15  $  10.22  $  10.23     NA

(1) Capital ratios are preliminary numbers
(2) Amounts have been reallocated in Q2 and Q3 to conform to current presentation

    CONTACT: Hudson United Bancorp
             Kenneth T. Neilson, 201-236-2631
             James W. Nall, 201-236-2769